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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                                                     41-1592157
(Jurisdiction of incorporation or                                                       (I.R.S. Employer
organization if not a U.S. national                                                     Identification No.)
bank)

11000 BROKEN LAND PARKWAY
Columbia, Maryland                                                                      21044
(Address of designated corporate trust office)                                          (Zip code)


                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                                GANNETT CO., INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                                                 16-0442930
(State or other jurisdiction of                                                          (I.R.S. Employer
incorporation or organization)                                                           Identification No.)

7950 JONES BRANCH DRIVE
MCLEAN, VIRGINIA                                                                         22107
(Address of principal executive offices)                                                 (Zip code)


                          -----------------------------
                       $600,000,000 4.950% NOTES DUE 2005
                       $700,000,000 5.500% NOTES DUE 2007
                       $500,000,000 6.375% NOTES DUE 2012
                       (Title of the indenture securities)
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Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.          Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Wells Fargo
                                    Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of
                                    the trustee now in effect.***

         Exhibit 2.        b.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           c. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           d. A copy of the certificate of the Acting Comptroller of the Currency dated
                                    January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           e. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           f. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           g. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued
                           January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.







         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 022-22555.


         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbia and State of Maryland on the 13th day of March 2002.






                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Curtis H. Clicquennoi
                                            -------------------------
                                            Curtis H. Clicquennoi
                                            Vice President

                                                                       EXHIBIT 6




March 13, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Curtis H. Clicquennoi
                                            -------------------------
                                            Curtis H. Clicquennoi
                                            Vice President